Exhibit 10.2

Execution Version

FIRST AMENDMENT

FIRST AMENDMENT, dated as of June 24, 2015 (this “First Amendment”), among MAUSER HOLDING S.À.R.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000,000 (together with its successors and assigns, the “Parent Borrower” or the “Borrower Representative”), MAUSER US CORPORATE, LLC, a Delaware limited liability company (f/k/a CD&R Millennium US Acquico LLC), MAUSER CORPORATE GMBH, a German limited liability company (Gesellschaft mit beschränkter Haftung), MAUSER HOLDING NETHERLANDS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, the several banks and financial institutions parties hereto as Lenders and the Administrative Agent (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrowers have entered into that certain First Lien Credit Agreement, dated as of July 31, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Parent Borrower, the other Subsidiary Borrowers (as defined therein) party thereto from time to time, the several Lenders (as defined therein) party thereto from time to time and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”);

WHEREAS, pursuant to and in accordance with Subsections 2.8 and 11.1 of the Credit Agreement, the Borrower Representative has requested that Incremental Term Loan Commitments in an aggregate principal amount of up to $102,000,000 be made available to the Borrowers, and the Tranche B Term Lenders (as defined in Subsection 2(b)(i) hereof) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, (a) that the Tranche B Term Lenders will make Incremental Loans in the form of the Tranche B Term Loans (as defined in Subsection 2(b)(i) hereof), (b) that the proceeds of the Tranche B Term Loans will be used (i) to pay the Special Distribution (as defined in Subsection 2(b)(i) hereof), (ii) to repay all or a portion of the Initial Revolving Loans outstanding as of the First Amendment Effective Date and (iii) to pay certain transaction fees and expenses related to the foregoing transactions referred to in this clause (b) (such transactions, collectively, the “Recapitalization Transactions”) and (c) to amend the Credit Agreement to the extent necessary or appropriate, in the opinion of the Borrower Representative and the Administrative Agent, to effect the incurrence of the Tranche B Term Loans; and

WHEREAS, pursuant to and in accordance with Subsection 11.1 of the Credit Agreement, the Borrower Representative has requested that the Lenders agree to amend the Credit Agreement in order to permit the Special Distribution and to make certain other changes as provided herein, and the Lenders party hereto and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, to such amendments to the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement.

(a) The Tranche B Term Loans shall be deemed to be “Incremental Loans”, the Tranche B Term Lenders that are not existing Lenders shall be deemed to be “Additional Incremental Lenders”, the Tranche B Term Loan Commitments shall be deemed to be “Incremental Term Loan Commitments” and this First Amendment shall be deemed to be an “Incremental Commitment Amendment” and a “First Lien Loan Document” or “Loan Document”, in each case, for all purposes of the Credit Agreement, as amended by this First Amendment (the “Amended Agreement”), and the other First Lien Loan Documents. The Borrower Representative and the Administrative Agent hereby consent, pursuant to Subsections 11.6(b)(i) and 2.8(b) of the Credit Agreement, to the inclusion as an “Additional Incremental Lender” of each Tranche B Term Lender that is party to this First Amendment that is not an existing Lender, an Affiliate of an existing Lender or an Approved Fund.

(b) Subsection 1.1 of the Credit Agreement is hereby amended as follows:

(i)	by adding the following new definitions, to appear in proper alphabetical order:

“First Amendment”: the First Amendment, dated as of June 24, 2015, by and among the Borrowers, the Tranche B Term Lenders, the other Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date”: as defined in Section 3 of the First Amendment.

“Original Initial Dollar Term Loan Commitment”: as to any Lender, its obligation to make Initial Dollar Term Loans to the Borrowers pursuant to Subsection 2.1(a) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A under the heading “Original Initial Dollar Term Loan Commitment”; collectively, as to all the Lenders, the “Original Initial Dollar Term Loan Commitments.” The original aggregate amount of the Original Initial Dollar Term Loan Commitments on the Closing Date is $320,000,000.

“Original Initial Term Loan”: as defined in Subsection 2.1(a).

“Original Initial Term Loan Commitment”: as to any Lender, the Initial Euro Term Loan Commitment (if any) and the Original Initial Dollar Term Loan Commitment (if any) of such Lender and, collectively, as to all the Lenders, the “Original Initial Term Loan Commitments.”

“Special Distribution”: (v) any declaration and/or payment of a dividend, making of any distribution, redemption of share capital, share premium reserve or special reserve (including, without limitation, the account 115 of the Luxembourg standard chart of accounts (plan comptable)) and/or other payment in respect of any Capital Stock in the Parent Borrower, (w) any purchase, redemption, retirement or other acquisition for value of any Capital Stock of the Parent Borrower, (x) any payment of principal, interest or other amount on or in respect of the Shareholder Loans or Subordinated Shareholder Funding and/or purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment in respect of the Shareholder Loans or Subordinated Shareholder Funding, (y) any Special Investment and/or (z) any payment, adjustment or other modification made in connection with the foregoing with respect to any options or restricted units (in each case, whether vested or otherwise) relating to Management Stock; provided that the aggregate amount of such Restricted Payments outstanding at any time pursuant to clauses (v) through (z) hereof shall not exceed €185 million.

“Special Investment”: any Investment by the Parent Borrower or any Restricted Subsidiary in Holdings or any Parent Entity and any cancellation, forgiveness, assignment, transfer, dividend, distribution, or other retirement of such Investment.

“Tranche B Term Lender”: any Lender having a Tranche B Term Loan Commitment and/or a Tranche B Term Loan outstanding hereunder.

“Tranche B Term Loan”: as defined in Subsection 2.1(d).

“Tranche B Term Loan Commitment”: as to any Lender, its obligation to make Tranche B Term Loans to the Borrowers pursuant to Subsection 2.1(d) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B Term Loan Commitment”; collectively, as to all the Lenders, the “Tranche B Term Loan Commitments.” The original aggregate amount of the Tranche B Term Loan Commitments on the First Amendment Effective Date is $102,000,000.

by amending the definition of “Applicable Margin” by inserting the words “and Tranche B Term Loans” immediately after the words “Initial Dollar Term Loans” in subclause (c) thereof.

(ii)	by amending and restating the definition of “Facility” as follows:

““Facility”: each of (a) the Initial Dollar Term Loan Commitments and the Extensions of Credit made thereunder (the “Initial Dollar Term Loan Facility”),

(b) the Initial Euro Term Loan Commitments and the Extensions of Credit made thereunder (the “Initial Euro Term Loan Facility” and together with the Initial Dollar Term Loan Facility, the “Initial Term Loan Facility”), (c) the Initial Acquisition / Capex Commitments and the Extensions of Credit made thereunder (the “Initial Acquisition / Capex Facility”), (d) the Initial Revolving Commitments and the Extensions of Credit made thereunder, (e) Incremental Term Loans of the same Tranche (other than Tranche B Term Loans), (f) Incremental Revolving Commitments of the same Tranche and Extensions of Credit made thereunder, (g) any Extended Term Loans of the same Extension Series, (h) any Extended Revolving Commitments of the same Extension Series and Extensions of Credit made thereunder, (i) any Specified Refinancing Term Loans of the same Tranche, (j) any Extended Acquisition / Capex Commitments of the same Extension Series and Extensions of Credit made thereunder, (k) any Specified Refinancing Acquisition / Capex Loans of the same Tranche and (l) any Specified Refinancing Revolving Commitments of the same Tranche and Extensions of Credit made thereunder, and collectively the “Facilities.””

(iii)	by amending and restating the definition of “IFRS” as follows:

““IFRS”: international accounting standards within the meaning of IAS Regulation 1606/2002 (as amended from time to time, and including any successor regulation) to the extent applicable to the relevant financial statements and as applied in the relevant jurisdiction; provided that the Borrower Representative may elect by written notice to the Administrative Agent to use IASB IFRS (in lieu of international accounting standards within the meaning of IAS Regulation 1606/2002) and, upon any such notice, references herein to IFRS shall thereafter be construed to mean (a) for periods beginning on and after the date specified in such notice, IASB IFRS as in effect on the date specified in such notice (for purposes of the Fixed GAAP Terms) and as in effect from time to time (for all other purposes of this Agreement) and (b) for prior periods, international accounting standards within the meaning of IAS Regulation 1606/2002 as specified above. For purposes hereof, “IASB IFRS” shall mean international accounting standards consistent with those set forth in the opinions, statements and pronouncements of the International Accounting Standards Board (as amended from time to time, and including any successor regulation) or in the opinions, statements and pronouncements of such other entity as approved by a significant segment of the accounting profession.”

(iv)	by amending and restating the definition of “Initial Dollar Term Loan Commitment” as follows:

““Initial Dollar Term Loan Commitment”: as to any Lender, the Original Initial Dollar Term Loan Commitment (if any) and Tranche B Term Loan Commitment (if any) of such Lender and, collectively, as to all the Lenders, the “Initial Dollar Term Loan Commitments.””

(v)	by amending and restating the definition of “Initial Term Loan” as follows:

““Initial Term Loan”: shall mean, collectively, the Initial Dollar Term Loans, the Initial Euro Term Loans and the Tranche B Term Loans.”

(vi)	by amending and restating the definition of “Initial Term Loan Commitment” as follows:

““Initial Term Loan Commitment”: as to any Lender, the Initial Euro Term Loan Commitment (if any), the Original Initial Dollar Term Loan Commitment (if any) and the Tranche B Term Loan Commitment (if any).”

(vii)	by amending and restating the definition of “Maximum Incremental Facilities Amount” as follows:

““Maximum Incremental Facilities Amount”: at any date of determination after the First Amendment Effective Date and after giving effect to the incurrence of Indebtedness under the Tranche B Term Loans, the sum of (i) (x) until the first anniversary of the First Amendment Effective Date, unless the Required Revolving Lenders consent to additional amounts not to exceed the amount provided in clause (y) hereof, €100,000,000 and (y) thereafter, €150,000,000 plus (ii) an additional amount if, after giving effect to the Incurrence of such additional amount (or on the date of the initial commitment to lend such additional amount after giving pro forma effect to the Incurrence of the entire committed amount of such additional amount), the Consolidated First Lien Leverage Ratio shall not exceed 4.50 to 1.00 (as set forth in a certificate of a Responsible Officer of the Borrower Representative delivered to the Administrative Agent at the time of such Incurrence, together with calculations demonstrating compliance with such ratio (it being understood that (A) if pro forma effect is given to the entire committed amount of any such additional amount on the date of initial borrowing of such Indebtedness or entry into the definitive agreement providing the commitment to fund such Indebtedness, such committed amount may thereafter be borrowed and reborrowed in whole or in part, from time to time, without further compliance with this clause (ii) and (B) for purposes of so calculating the Consolidated First Lien Leverage Ratio under this clause (ii), any additional amount Incurred pursuant to this clause (ii) shall be treated as if such amount is Consolidated First Lien Indebtedness, regardless of whether such amount is actually secured or is secured by Liens ranking junior to the Liens securing the First Lien Loan Document Obligations)).”

(viii)	by amending and restating the definition of “Other Representatives” as follows:

““Other Representatives”: Credit Suisse Securities (USA) LLC, in its capacity as Joint Lead Arranger, Joint Bookrunner and as Tranche B Lead Arranger, Barclays Bank PLC, in its capacity as Joint Lead Arranger and Joint

Bookrunner, BNP Paribas Fortis SA/NV, in its capacity as Joint Lead Arranger and Joint Bookrunner, ING Capital LLC, in its capacity as Joint Lead Arranger and Joint Bookrunner, Natixis, New York Branch, in its capacity as Joint Lead Arranger and Joint Bookrunner, and Nomura Securities International, Inc., in its capacity as Joint Lead Arranger and Joint Bookrunner.”

(ix)	by adding the words “(for the avoidance of doubt, this clause (a) shall exclude any prepayment, refinancing, substitution or replacement made in connection with a public offering of Capital Stock of Holdings or any Parent Entity)” immediately after the words “then Adjusted LIBOR Rate)” in clause (a) of the definition of “Repricing Transaction”.

(x)	by amending and restating the definition of “Tranche” as follows:

““Tranche”: (i) with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Initial Dollar Term Loans or Original Initial Dollar Term Loan Commitments, (2) Tranche B Term Loans or Tranche B Term Loan Commitments (3) Initial Euro Term Loans or Initial Euro Term Loan Commitments, (4) Incremental Loans or Incremental Term Loan Commitments with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8 (excluding Tranche B Term Loans and Tranche B Term Loan Commitments), (5) Extended Term Loans (of the same Extension Series), (6) Specified Refinancing Term Loan Facilities with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8, (7) Initial Acquisition / Capex Loans or Initial Acquisition Capex Commitments, (8) Extended Acquisition / Capex Loans (of the same Extension Series) or (9) Specified Refinancing Acquisition / Capex Facilities with the same terms and conditions made on the same day and any Supplemental Acquisition / Capex Loans added to such Tranche pursuant to Subsection 2.8 and (ii) with respect to Revolving Loans or commitments, refers to whether such Revolving Loans or commitments are (1) Initial Revolving Commitments or Initial Revolving Loans, (2) Incremental Revolving Commitments or Incremental Revolving Loans with the same terms and conditions made on the same day and any Supplemental Revolving Commitments and Loans in respect thereof added to such Tranche pursuant to Subsection 2.8, (3) Extended Revolving Loans or Extended Revolving Commitments (of the same Extension Series) or (4) Specified Refinancing Revolving Facilities with the same terms and conditions made on the same day any Supplemental Revolving Commitments and Loans in respect thereof added to such Tranche pursuant to Subsection 2.8.”

(c) Subsection 2.1 of the Credit Agreement is hereby amended as follows:

(i)	by deleting the reference to “Initial Term Loans” in the section heading thereof and replacing it with “Term Loans”;

(ii)	by replacing each reference to “Initial Term Loans” in clause (a) thereof with the words “Original Initial Term Loans”;

(iii)	by replacing the reference to “Initial Term Loan Commitments” in clause (a) thereof with the words “Original Initial Term Loan Commitments”;

(iv)	by replacing the reference to “Initial Dollar Term Loan Commitment” in clause (a) thereof with the words “Original Initial Dollar Term Loan Commitment”;

(v)	by inserting the following as new clause (d) thereof:

“(d) Subject to the terms and conditions hereof, each Lender holding a Tranche B Term Loan Commitment severally agrees to make, in Dollars, in a single draw on the First Amendment Effective Date, one or more term loans (each, a “Tranche B Term Loan” and, collectively, the “Tranche B Term Loans”) to the Borrowers (on a joint and several basis as between the Borrowers) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B Term Loan Commitment,” as such amount may be adjusted or reduced pursuant to the terms hereof:

(i) except as hereinafter provided, shall, at the option of the Borrower Representative, be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans; and

(ii) shall be made by each such Lender in an aggregate principal amount which does not exceed the Tranche B Term Loan Commitment of such Lender.

Once repaid, Tranche B Term Loans incurred hereunder may not be reborrowed. On the First Amendment Effective Date (after giving effect to the incurrence of Tranche B Term Loans on such date), the Tranche B Term Loan Commitment of each Tranche B Term Lender shall terminate.”

(d) Subsection 2.2 of the Credit Agreement is hereby amended as follows:

(i)	by amending and restating clause (a) thereof as follows:

“The Borrowers agree that, upon the request to the Administrative Agent by any Lender made on or prior to the Closing Date (in the case of requests relating to Loans other than the Tranche B Term Loans) or the First Amendment Effective Date (in the case of requests relating to the Tranche B Term Loans) or in connection with any assignment pursuant to Subsection 11.6(b), in order to evidence such Lender’s Loan, the Borrowers will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-1 or A-2, as applicable (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Note”), in each case with appropriate insertions therein as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the applicable Loans made (or acquired by assignment pursuant to Subsection 11.6(b)) by such Lender to the Borrowers. Each Note shall be dated the Closing Date; provided, that each Note in respect of a Tranche B Term Loan shall be dated the First Amendment Effective Date. Each Note shall be payable as provided in Subsections 2.2(b) or 2.2(d), as applicable, and provide for the payment of interest in accordance with Subsection 4.1.”;

(ii)	by replacing each reference to “Initial Term Loans” in clause (b) thereof with the words “Original Initial Term Loans”, and

(iii)	by inserting the following as new clause (d) thereof:

“(d) The Tranche B Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on June 30, 2015 up to and including the Initial Term Loan Maturity Date (subject to reduction as provided in Subsection 4.4), on the dates and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Tranche B Term Loans then outstanding):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the Initial Term Loan Maturity Date	0.25125628141% of the aggregate initial principal amount of the Tranche B Term Loans on the First Amendment Effective Date

Initial Term Loan Maturity Date	all unpaid aggregate principal amounts of any outstanding Tranche B Term Loans

”

(e) Subsection 2.3 of the Credit Agreement is hereby amended by adding the words “or the First Amendment Effective Date, as applicable,” after each occurrence of the words “the Closing Date”.

(f) Subsection 2.5 of the Credit Agreement is hereby amended by inserting the words “, the Tranche thereof” after the words “the Type thereof” appearing in clause (c) thereof.

(g) Subsection 2.8(d) of the Credit Agreement is hereby amended by amending and restating subclause (v) thereof as follows:

“(v) the interest rate margins and (subject to clause (iv) above) amortization schedule applicable to the loans made pursuant to the Incremental Commitments shall be determined by the Borrower Representative and the applicable Incremental Lenders; provided that in the event that the applicable interest rate margins for any term loans Incurred by the Borrowers under any Incremental Term Loan Commitment, made on or prior to the 18-month anniversary of the Closing Date, are higher than the applicable interest rate margin for the Initial Dollar Term Loans and the Tranche B Term Loans (in the case of term loans denominated Dollars) or the Initial Euro Term Loans (in the case of term loans denominated in Euro) by more than 50 basis points, then the Applicable Margin for the applicable Initial Term Loans shall be increased to the extent necessary so that the applicable interest rate margin for such Initial Term Loans is equal to the applicable interest rate margins for such Incremental Term Loan Commitment minus 50 basis points; provided, further that, in determining the applicable interest rate margins for the applicable Initial Term Loans and the Incremental Term Loans, (A) original issue discount (“OID”) or upfront fees payable generally to all participating Lenders in lieu of OID (which shall be deemed to constitute like amounts of OID) payable by the Borrowers to the Lenders under such Initial Term Loans or any Incremental Term Loan in the initial primary syndication thereof shall be included (with OID and upfront fees being equated to interest based on an assumed four-year life to maturity) (provided that, if such Initial Term Loans are issued in a manner such that all such Initial Term Loans were not issued with a uniform amount of OID or upfront fees within the Tranche of Initial Term Loans, the amount of OID and upfront fees attributable to the entire Tranche of Initial Term Loans shall be determined on a weighted average basis); (B) any arrangement, structuring or other fees payable in connection with the Incremental Term Loans that are not shared with all Additional Incremental Lenders providing such Incremental Term Loans shall be excluded; (C) any amendments to the Applicable Margin on the applicable Initial Term Loans that became effective subsequent to the Closing Date (with respect to Original Initial Term Loans) or the First Amendment Effective Date (with respect to Tranche B Term Loans) but prior to the time of such Incremental Term Loans shall also be included in such calculations and (D) if the Incremental Term Loans include an interest rate floor greater than the interest rate floor applicable to the applicable Initial Term Loans, such increased amount shall be equated to the applicable interest rate margin for purposes of determining whether an increase to the Applicable Margin for such Initial Term Loans shall be required, to the extent an increase in the interest rate floor for such Initial Term Loans would cause an increase in the interest rate then in effect thereunder, and in such case the interest rate floor (but not the Applicable Margin) applicable to such Initial Term Loans shall be increased by such amount;”.

(h) Subsection 4.4 of the Credit Agreement is hereby amended as follows:

(i)	by replacing the words “six-month” with the words “twelve-month” in subclause (a) thereof.

(ii)	by inserting the words “(A) Unless the consent of the Required Revolving Lenders is obtained to the reduction set forth in the immediately succeeding clause (B), (1) 25% if the Consolidated First Lien Leverage Ratio as of the last day of the immediately preceding Fiscal Year was less than 3.30:1.00 and greater than 2.80:1.00 and (2) 0% if the Consolidated First Lien Leverage Ratio as of the last day of the immediately preceding Fiscal Year was less than 2.80:1.00 and (B)” immediately after the words “shall be reduced to” in subclause (e) thereof;

(iii)	by inserting the words “Tranche B Term Loans,” after the words “Initial Dollar Term Loans,” in subclause (g) thereof.

(i) Subsection 4.5 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows:

“(b) If on or prior to the first anniversary of the First Amendment Effective Date any Borrower makes an optional prepayment in full of the Initial Term Loans in an amount equal to the Net Cash Proceeds received by the Parent Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing in a Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each Lender, a prepayment premium of 1.0% of the aggregate principal amount of Initial Term Loans being prepaid. If, on or prior to the first anniversary of the First Amendment Effective Date, any Lender is replaced pursuant to Subsection 11.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under Subsection 11.6(g) to replace the Initial Term Loans) that results in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to Subsection 2.10(e) or 11.1(g)) shall receive a fee equal to 1.0% of the principal amount of the Initial Term Loans of such Lender assigned to a replacement Lender pursuant to Subsection 2.10(e) or 11.1(g).”

(j) Subsection 5.16 of the Credit Agreement is hereby amended as follows:

(i)	by inserting the word “Original” immediately prior to the phrase “Initial Term Loans” in subclause (i) of the first sentence thereof;

(ii)	by deleting the word “and” immediately before subclause (ii) in the first sentence thereof and inserting “,” in lieu thereof; and

(iii)	by adding the words “and (iii) in the case of the Tranche B Term Loans, to pay the Special Distribution, to repay all or a portion of the Initial Revolving Loans outstanding as of the First Amendment Effective Date and to pay certain transaction fees and expenses related to the foregoing transactions referred to in this clause (iii)” immediately after the words “fees and expenses” in subclause (ii) of the first sentence thereof.

(k) Subsection 7.01 of the Credit Agreement is hereby amended:

(i)	by inserting the words “or any appropriate form for a foreign issuer (including without limitation Form 20-F)” after the words “Form 10-K” in clause (a) thereof; and

(ii)	by inserting the words “or any appropriate form for a foreign issuer (including without limitation Form 6-K)” after the words “Form 10-Q” in clause (b) thereof.

(l) Subsection 8.1 of the Credit Agreement is hereby amended:

(i)	by deleting the word “680,000,000” and replacing it with the word “780,000,000” in subclause (i) of clause (b) thereof;

(m) Subsection 8.2 of the Credit Agreement is hereby amended:

(i)	by deleting the words “Subordinated Debt Funding” and replacing it with the words “Subordinated Shareholder Funding” in clause (a) thereof;

(ii)	by the deleting the word “and” at the end of subclause (xv) of clause (b) thereof;

(iii)	by inserting the words “subject to the last paragraph of this Subsection 8.2,” immediately before the words “any Restricted Payment” in subclause (xvi) of clause (b) thereof;

(iv)	by inserting the word “and” after the words “5.00:1.00;” at the end of subclause (xvi) of clause (b) thereof;

(v)	by inserting the following as new subclause (xvii) of clause (b) thereof:

“(xvii) the Special Distribution, the Special Investment and dividends or other distributions of, or Investments paid for or made with, the Special Investment; provided that with respect to the making of any Special Distribution or Special Investment made more than five (5) Business Days after the First Amendment Effective Date, subject to the Administrative Agent executing a lender access agreement in the form substantially similar to the form provided to the Administrative Agent on or prior to the First Amendment Effective Date or in such other form acceptable to Duff & Phelps, LLC, the Parent Borrower shall have delivered to the Administrative Agent a “bringdown” third-party solvency opinion of Duff & Phelps, LLC, dated on or about the date of such Special Distribution or Special Investment. For the avoidance of doubt, no third-party solvency opinion or “bringdown” will be required in connection with any cancellation, forgiveness, assignment, transfer, dividend, distribution or other retirement of any Special Investment or the making of any dividend or distribution of, or Investment paid for or made with, any Special Investment.”; and

(vi)	by inserting the following as new paragraph at the end of Subsection 8.2:

“Notwithstanding the foregoing provisions of this Subsection 8.2, unless otherwise consented to by the Required Revolving Lenders, the Parent Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Restricted Payment to the Sponsor or any of its Affiliates pursuant to Subsections 8.2(b)(xvi), (i) at any time prior to the first anniversary of the First Amendment Effective Date and (ii) on or after the first anniversary of the First Amendment Effective Date unless, in the case of this clause (ii), on a pro forma basis after giving effect to such Restricted Payment, the Consolidated Total Leverage Ratio would be equal to or less than 4.50:1.00.”

(n) Subsection 11.1 of the Credit Agreement is hereby amended by inserting a new clause (i) after clause (h) thereof as follows:

“(i) In addition to the consent of the Required Lenders pursuant to Subsection 11.1(a) above, clause (i)(x) of the definition of “Maximum Incremental Facilities Amount”, clause (x)(A) of the last proviso of Subsection 4.4(e), the last paragraph of Subsection 8.2, and this Subsection 11.1(i) may not be amended or otherwise modified without the consent of the Required Revolving Lenders.”

(o) Subsection 11.2 of the Credit Agreement is hereby amended by deleting the reference to “Schedule A” in clause (a) thereof and replacing it with “Schedules A and A-1”.

(p) Exhibit N to the Credit Agreement is hereby amended by deleting each reference to “Initial [Dollar][Euro] Term Loans” and replacing it with “[Initial [Dollar] [Euro] Term Loans][Tranche B Term Loans]”.

(q) Exhibit O to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “Initial [Dollar] [Euro] Term Loans” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans]” and

(ii)	by replacing the words “[$[●] of Initial Dollar Term Loans]” with the words “[$[●] of Initial Dollar Term Loans] [$[●] of Tranche B Term Loans]”.

(r) Exhibit P to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “Initial [Dollar][Euro] Term Loans” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans]” and

(ii)	by replacing the words “[$[●] of Initial Dollar Term Loans]” with the words “[$[●] of Initial Dollar Term Loans] [$[●] of Tranche B Term Loans]”.

(s) Exhibit Q to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “Initial [Dollar][Euro] Term Loans” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans]” and

(ii)	by replacing the words “[$[●] of Initial Dollar Term Loans]” with the words “[$[●] of Initial Dollar Term Loans] [$[●] of Tranche B Term Loans]”.

(t) Exhibit R to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “Initial [Dollar][Euro] Term Loans” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans]” and

(ii)	by replacing the words “[$[●] of Initial Dollar Term Loans]” with the words “[$[●] of Initial Dollar Term Loans] [$[●] of Tranche B Term Loans]”.

(u) Exhibit S to the Credit Agreement is hereby amended by deleting each reference to “Initial [Dollar][Euro] Term Loans” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans]”.

(v) Exhibit T to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “Initial [Dollar][Euro] Term Loans” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans]” and

(ii)	by replacing the words “[$[●] of Initial Dollar Term Loans]” with the words “[$[●] of Initial Dollar Term Loans] [$[●] of Tranche B Term Loans]”.

(w) The Schedules to the Credit Agreement are hereby amended by adding as new Schedule A-1 Annex I hereto.

(x) Interest Period. The initial Interest period for the Tranche B Term Loans (as defined in Subsection 2(b)(i) hereof) shall be a period commencing on the First Amendment Effective Date and ending on June 29, 2015.

(y) Lender Consent. For the avoidance of doubt, subject to compliance with the proviso to Section 8.2(b)(xvii), if applicable, the Lenders acknowledge and agree on and after the First Amendment Effective Date that each of the Special Distribution, the Special Investment, dividends or other distributions of, or Investments paid for or made with, the Special Investment and any other payments intended for the purpose of effecting the foregoing shall not be restricted under the Subordination Agreement or the Intercompany Subordination Agreement.

(z) Same Facility. For the avoidance of doubt, both the Tranche B Term Loans and the Initial Dollar Term Loans constitute a single Facility known as the Initial Dollar Term Loan Facility, with the same interest rate and maturity date. Tranche B Term Loans and the Initial Dollar Term Loans are “Initial Term Loans” for all purposes of the Credit Agreement, and any mandatory repayments of Initial Term Loans under the Credit Agreement shall be made ratably between the Initial Euro Term Loans, the Tranche B Term Loans and the Initial Dollar Term Loans based on the outstanding principal amounts thereof on the date of such prepayment.

SECTION 3. Conditions to Effectiveness of Amendment. The effectiveness of this First Amendment, including the obligation of each Tranche B Term Lender to make a Tranche B Term Loan, is subject to the satisfaction or waiver of the following conditions (the date of such satisfaction or waiver of such conditions being referred to herein as the “First Amendment Effective Date”):

(a) Amendment. The Administrative Agent shall have received the following, each of which shall be originals or facsimiles or “.pdf” or “tiff” files unless otherwise specified, each dated as of the First Amendment Effective Date:

(i)	this First Amendment executed and delivered by a duly authorized officer of each of the Borrowers, each Tranche B Term Lender and the Required Lenders;

(ii)	a Note executed by each of the Borrowers in favor of each Tranche B Term Lender that has requested a Note no later than five Business Days prior to the First Amendment Effective Date; and

(iii)	an amendment to the Second Lien Credit Agreement, in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by each of the parties thereto.

(b) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions, each in form and substance reasonably satisfactory to the Administrative Agent:

(i)	executed legal opinion of Debevoise & Plimpton LLP, counsel to the Borrowers and the other Loan Parties;

(ii)	executed legal opinions of Richards, Layton & Finger, P.A., special Delaware counsel to certain of the Loan Parties;

(iii)	an executed legal opinion of Debevoise & Plimpton LLP, special German counsel to certain of the Loan Parties;

(iv)	an executed legal opinion of Milbank, Tweed, Hadley & McCloy LLP, special German counsel to the Administrative Agent;

(v)	an executed legal opinion of Clifford Chance LLP, special Dutch counsel to certain of the Loan Parties; and

(vi)	an executed legal opinion of Clifford Chance LLP, special Luxembourg counsel to certain of the Loan Parties.

(c) Officer’s Certificate. The Administrative Agent shall have received:

(i)	a certificate from the Parent Borrower, dated the First Amendment Effective Date, substantially in the form of Exhibit G to the Amended Agreement; and

(ii)	a certificate pursuant to Subsection 2.8(a) of the Credit Agreement certifying the amount of the available basket in clause (i) of the definition of “Maximum Incremental Facilities Amount”.

(d) Fees.

(i)	The Administrative Agent and Credit Suisse AG, respectively, shall have received all fees related to the Recapitalization Transactions payable to them to the extent due;

(ii)	The Administrative Agent shall have received for the account of each Lender holding Original Initial Term Loans who executed and delivered a signature page to this First Amendment on or prior to 5:00 PM New York City time on June 12, 2015 an amendment fee equal to 0.15% of the principal amount of Original Initial Term Loans of such Lender with respect to which such Lender has delivered a written consent; and

(iii)	The Administrative Agent, for the ratable benefit of each Tranche B Term Lender as of the First Amendment Effective Date, shall have received an initial yield payment equal to 0.50% of the aggregate principal amount of the Tranche B Term Loans held by such Lender as of the First Amendment Effective Date, with such payment to be earned by, and payable to, each such Lender on the First Amendment Effective Date (which may be offset against the proceeds of the Tranche B Term Loan Facility or may be structured as OID).

(e) Solvency Certificate; Solvency Opinion. The Administrative Agent shall have received (x) a certificate of the chief financial officer (or other comparable officer) of the Parent Borrower certifying the solvency, after giving effect to the Recapitalization Transactions, of the Parent Borrower in substantially the form of Exhibit H to the Amended Agreement and (y) subject to the Administrative Agent executing a lender access agreement in a form substantially similar to the form provided to the Administrative Agent on or prior to the date hereof, a third-party solvency opinion of Duff & Phelps, LLC, each dated on or about the First Amendment Effective Date.

(f) Secretary’s Certificate. The Administrative Agent shall have received a certificate from each Borrower, dated the First Amendment Effective Date, substantially in the form of Exhibit F to the Amended Agreement, with appropriate insertions and attachments of resolutions or other actions, evidence or incumbency (including, but not limited to, a certificate of non-registration of a judicial decision issued by the Luxembourg Register of Commerce and Companies) and the signature of authorized signatories and Organizational Documents, executed by a Responsible Officer and the Secretary (where applicable) or any Assistant Secretary or other authorized representative.

(g) PATRIOT Act. The Administrative Agent shall have received at least three calendar days prior to the First Amendment Effective Date all documentation and information as is reasonably requested in writing by the Administrative Agent, at least 10 calendar days prior to the First Amendment Effective Date, about the Loan Parties mutually agreed to be required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act.

(h) Borrowing Notice. The Administrative Agent shall have received a notice of such borrowing as required by Subsection 2.3 of the Amended Agreement (or such notice shall have been deemed given in accordance with such Subsection 2.3 of the Amended Agreement).

(i) No Default. No Default or Event of Default shall have occurred and be continuing after giving effect to the making of the Tranche B Term Loans or on the First Amendment Effective Date.

(j) Representations and Warranties. Each of the representations and warranties made by any Loan Party set forth in Section 4 hereof shall be true and correct in all materials respects on and as of the First Amendment Effective Date, except to the extent that they relate to a particular date, as if made on and as of such date.

(k) German Security Confirmations. The Administrative Agent shall have received the following German security agreements executed and delivered by a duly authorized officer of each of the companies party to the below agreements:

(i)	Third lien confirmation and share pledge over the shares in: (1) Mauser Intermediate Holding GmbH (f/k/a Kairos Drei Vermögensverwaltungs GmbH); (2) Mauser Corporate GmbH (f/k/a Kairos Vier Vermögensverwaltungs GmbH); (3) Mauser Industriebeteiligungen GmbH; (4) Mauser Industrieverpackungen GmbH; (5) Milwaukee Finance GmbH; (6) Mauser Beteiligungs-GmbH; (7) Mauser-Werke GmbH and (8) Mauser Holding International GmbH, DRUMNET GmbH, Mauser Maschinentechnik GmbH, Mauser International Packaging Institute GmbH, NCG Buchtenkirchen GmbH and NCG Europe GmbH;

(ii)	Third lien confirmation and pledge over intercompany loan claims by Mauser Holding S.à r.l. (f/k/a CD&R Millennium Holdco 6 S.à r.l.); and

(iii)	Third lien confirmation and pledge over intercompany loan claims by Mauser Industrieverpackungen GmbH.

The making of the Tranche B Term Loans by the Tranche B Term Lenders shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent, each Tranche B Term Lender and the Required Lenders, respectively, that each of the conditions precedent set forth in Section 3 of this First Amendment shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

SECTION 4. Representations and Warranties. In order to induce the Lenders to consent to this First Amendment and each Tranche B Term Lender to make its respective Tranche B Term Loan, the Parent Borrower, with respect to itself and its Restricted Subsidiaries, represents and warrants to each of the Lenders and the Agents that on and as of the First Amendment Effective Date:

(a) Each of the Loan Parties (i) is duly organized, validly existing and (to the extent applicable in the relevant jurisdiction) in good standing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to the Borrowers), to the extent that the failure to be (to the extent applicable) in good standing would not reasonably be expected to have a Material Adverse Effect, (ii) has the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (iii) is duly qualified as a foreign corporation or limited liability company and (to the extent applicable)

in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and (to the extent applicable) in good standing would not be reasonably expected to have a Material Adverse Effect and (iv) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

(b) Each Loan Party has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this First Amendment, the Acknowledgement and Consent delivered by each Guarantor concurrently herewith and any other Loan Documents entered into in connection therewith (the “Tranche B Term Loan Facility Documents”) to which it is a party and, in the case of the Borrowers, to obtain the extensions of the Tranche B Term Loans under the Amended Agreement, and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Tranche B Term Loan Facility Documents to which it is a party and, in the case of each Borrower, to authorize the extensions of the Tranche B Term Loans under the Amended Agreement to it, if any, on the terms and conditions of the Amended Agreement, this First Amendment and any Notes. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of the Tranche B Term Loan Facility Documents to which it is a party or, in the case of each Borrower, with the extensions of the Tranche B Term Loans to it, if any, under the Amended Agreement, except for consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This First Amendment has been duly executed and delivered by each Borrower, and each other Tranche B Term Loan Facility Document to which any Loan Party is a party will be duly executed and delivered on behalf of such Loan Party. This First Amendment constitutes a legal, valid and binding obligation of each Borrower, and each other Tranche B Term Loan Facility Documents to which any Loan Party is a party when executed and delivered will constitute a legal, valid and binding obligation of such Loan Party, in each case, enforceable against such Loan Party in accordance with its terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c) The execution, delivery and performance of the Tranche B Term Loan Facility Documents by any of the Loan Parties, the initial extension of the Tranche B Term Loans under the Amended Agreement and the use of the proceeds thereof will not violate any provision of the Organizational Documents of such Loan Party or any of the Restricted Subsidiaries, except (other than with respect to the Borrowers) as would not reasonably be expected to have a Material Adverse Effect.

(d) Each of the representations and warranties made by any Loan Party pursuant to the Amended Agreement or any other Loan Document (or in any amendment,

modification or supplement hereto or thereto) to which it is a party, are, except to the extent that they relate to a particular date, true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date.

(e) No Event of Default exists as of the First Amendment Effective Date.

(f) As of the First Amendment Effective Date, after giving effect to the consummation of the Recapitalization Transactions that are consummated on the First Amendment Effective Date, the Parent Borrower has not (i) suspended its payments (cessation de paiements) or (ii) lost its financial creditworthiness (ébranlement du crédit) within the meaning of Article 437 of the Luxembourg Commercial Code.

SECTION 5. Effects on Loan Documents; Acknowledgement.

(a) Except as expressly set forth herein, (i) this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This First Amendment shall constitute a Loan Document for purposes of the Amended Agreement and from and after the First Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this First Amendment. Each of the Loan Parties hereby consents to this First Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended Agreement.

(b) Without limiting the foregoing, each of the Loan Parties to the Guarantee and Collateral Agreement and the other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that the Tranche B Term Loans are Loans and the Tranche B Term Lenders are Lenders, (ii) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties (including the Tranche B Term Lenders) and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, and (iv) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by each Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Tranche B Term Loans.

(c) Notwithstanding the above, no Loan Party to the German Share Pledge Agreements and the German Intercompany Loan Pledge Agreements makes any representations to the effect that the German Share Pledge Agreements and the German Intercompany Loan Pledge Agreements secure the Tranche B Term Loans or any other amounts owed by any Loan Party in connection with this First Amendment.

SECTION 6. Lender Consents and Authorization.

(a) Each Tranche B Term Lender (i) represents and warrants that it is legally authorized to enter into this First Amendment and (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Subsections 5.1 and 7.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes each applicable Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Amended Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to each such Agent, as applicable, by the terms thereof, together with such powers as are incidental thereto; (v) hereby affirms the acknowledgements and representations of such Tranche B Term Lender as a Lender contained in Subsection 10.5 of the Amended Agreement; and (vi) agrees that it will be bound by the provisions of the Amended Agreement and will perform in accordance with the terms of the Amended Agreement all the obligations which by the terms of the Amended Agreement are required to be performed by it as a Lender, including its obligations pursuant to Subsection 11.16 of the Amended Agreement, and, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Subsection 4.11(b) of the Amended Agreement.

(b) Each Tranche B Term Lender has delivered or shall deliver herewith to the Borrower Representative and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Tranche B Term Lender may be required to deliver to the Borrower Representative and the Administrative Agent pursuant to Subsection 4.11 of the Amended Agreement.

(c) For purposes of the Amended Agreement, the initial notice address of such Tranche B Term Lender shall be as set forth in Annex I hereto.

(d) Upon execution, delivery and effectiveness hereof, the Administrative Agent will record the Tranche B Term Loans made by such Tranche B Term Lender in the Register.

SECTION 7. Expenses. The Borrowers agree to pay or reimburse the Administrative Agent for (1) all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, (2) the reasonable and documented fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, as counsel to the Administrative Agent and (3) the reasonable and documented fees, charges and disbursements of Loyens & Loeff, as special Dutch and Luxembourg counsel to the Administrative Agent.

SECTION 8. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9. Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 10. Headings. The headings of this First Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

MAUSER HOLDING S.À R.L.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Manager

By:	/s/ Xavier Poncelet
	Name:	Xavier Poncelet
	Title:	Manager

[Signature Page to First Amendment to Mauser First Lien Credit Agreement]

MAUSER US CORPORATE, LLC

By:	Mauser Primary Holding, LLC

By:	Mauser US Intermediate Holding, B.V.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Director

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

MAUSER CORPORATE GMBH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

MAUSER HOLDING NETHERLANDS B.V.

By:	/s/ Hans-Peter Schaefer
	Name:	Hans-Peter Schaefer
	Title:	Director

[First Amendment to First Lien Credit Agreement]

MAUSER US CORPORATE, LLC

By:	Mauser Primary Holding, LLC

By:	Mauser US Intermediate Holding, B.V.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Director

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

MAUSER CORPORATE GMBH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

MAUSER HOLDING NETHERLANDS B.V.

By:	/s/ Hans-Peter Schaefer
	Name:	Hans-Peter Schaefer
	Title:	Director

[First Amendment to First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

By:	/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

[Signature Page to First Amendment to Mauser First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCHE, as Tranche B Term Lender

By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

By:	/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

[Signature Page to First Amendment to Mauser First Lien Credit Agreement]

LENDER:

Indicates written consent to this First Amendment:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ ROBERT HETU
	Name:	ROBERT HETU
	Title:	AUTHORIZED SIGNATORY

By:	/s/ Sean MacGregor
	Name:	Sean MacGregor
	Title:	Authorized Signatory

[Signature Page to First Amendment to Mauser First Lien Credit Agreement]

Acknowledgement and Consent

Each of the undersigned Guarantors acknowledges and consents to each of the foregoing provisions of this First Amendment and the incurrence of Tranche B Term Loans hereunder. Each Guarantor further acknowledges and agrees that all Obligations with respect to the First Amendment shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement, the Guarantee Agreement and the other Security Documents, as applicable, to which it is a party in accordance with the terms and provisions thereof.

GUARANTORS:

MAUSER PRIMARY HOLDING, LLC

By:	Mauser US Intermediate Holding, B.V.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Director

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

MAUSER US INTERMEDIATE HOLDING, B.V.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Director

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

[First Lien Acknowledgement and Consent]

Acknowledgement and Consent

Each of the undersigned Guarantors acknowledges and consents to each of the foregoing provisions of this First Amendment and the incurrence of Tranche B Term Loans hereunder. Each Guarantor further acknowledges and agrees that all Obligations with respect to the First Amendment shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement, the Guarantee Agreement and the other Security Documents, as applicable, to which it is a party in accordance with the terms and provisions thereof.

GUARANTORS:

MAUSER PRIMARY HOLDING, LLC

By:	Mauser US Intermediate Holding, B.V.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Director

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

MAUSER US INTERMEDIATE HOLDING, B.V.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Director

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

[First Lien Acknowledgement and Consent]

AMERICAN CONTAINER NET, LLC

By:	/s/ Michael Chorpash
	Name:	Michael Chorpash
	Title:	Director

MAUSER USA, LLC

By:	/s/ Glenn Frommer
	Name:	Glenn Frommer
	Title:	Director

NATIONAL CONTAINER GROUP, LLC

By:	/s/ Michael Chorpash
	Name:	Michael Chorpash
	Title:	Director

[First Lien Acknowledgment and Consent]

AMERICAN CONTAINER NET, LLC

By:	/s/ Michael Chorpash
	Name:	Michael Chorpash
	Title:	Director

MAUSER USA, LLC

By:	/s/ Glenn Frommer
	Name:	Glenn Frommer
	Title:	Director

NATIONAL CONTAINER GROUP, LLC

By:	/s/ Michael Chorpash
	Name:	Michael Chorpash
	Title:	Director

[First Lien Acknowledgment and Consent]

MAUSER INTERMEDIATE HOLDING GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

MAUSER INDUSTRIEBETEILIGUNGEN GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

MAUSER INDUSTRIEVERPACKUNGEN GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

[First Lien Acknowledgement and Consent]

MAUSER BETEILIGUNGS-GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

MAUSER-WERKE GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

MAUSER HOLDING INTERNATIONAL GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

[First Lien Acknowledgement and Consent]

MAUSER MASCHINENTECHNIK GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

MAUSER INTERNATIONAL PACKAGING INSTITUTE GmbH

By:	/s/ Dr. Jürgen Scherer
	Name:	Dr. Jürgen Scherer
	Title:	Director (Geschäftsführer)

NCG EUROPE GmbH

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

[First Lien Acknowledgement and Consent]

MAUSER INTERNATIONAL PACKAGING INSTITUTE GmbH

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

By:	/s/ Kay Swanda
	Name:	Kay Swanda
	Title:	Proxy Holder (Prokurist)

DRUMNET GmbH

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

By:	/s/ Kay Swanda
	Name:	Kay Swanda
	Title:	Proxy Holder (Prokurist)

[Signature Page to First Lien Acknowledgment and Consent]

NCG BUCHTENKIRCHEN GmbH

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

DRUMNET GmbH

By:	/s/ Dr. Jürgen Scherer
	Name:	Dr. Jürgen Scherer
	Title:	Director (Geschäftsführer)

MILWAUKEE FINANCE GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

MAUSER HOLDING PARTICIPATION B.V.

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

[First Lien Acknowledgement and Consent]

MAUSER BENELUX B.V.

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

MAUSER HOLDING SOUTH AMERICA B.V.

By:	/s/ Hans-Peter Schaefer
	Name:	Hans-Peter Schaefer
	Title:	Director

[First Lien Acknowledgement and Consent]

MAUSER BENELUX B.V.

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

MAUSER HOLDING SOUTH AMERICA B.V.

By:	/s/ Hans-Peter Schaefer
	Name:	Hans-Peter Schaefer
	Title:	Director

[First Lien Acknowledgement and Consent]

CD&R MILLENNIUM HOLDCO 5 S.A.R.L.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Manager

By:	/s/ Xavier Poncelet
	Name:	Xavier Poncelet
	Title:	Manager

[First Lien Acknowledgment and Consent]

Annex I

Schedule A-1

Tranche B Term Loan Commitments and Addresses

Commitment	Allocation (in millions)%
Credit Suisse AG	$102	100%